                        MORGAN STANLEY MID-CAP VALUE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

                                                                     AMOUNT OF      % OF      % OF
                                         OFFERING       TOTAL          SHARES     OFFERING   FUNDS
   SECURITY       PURCHASE/    SIZE OF   PRICE OF     AMOUNT OF      PURCHASED   PURCHASED   TOTAL                       PURCHASED
  PURCHASED      TRADE DATE   OFFERING    SHARES       OFFERING       BY FUND     BY FUND    ASSETS       BROKERS          FROM
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                                                                                                          Morgan
                                                                                                       Stanley & Co
                                                                                                        Inc., Keefe
  People's                                                                                              Bruyette &         Lehman
  United          04/11/07       --       $20.00    $2,164,830,000     89,800      0.08%      0.60%    Woods, Lehman      Brothers
 Financial                                                                                              Brothers,
                                                                                                        Ryan Beck &
                                                                                                       Co., Sandler
                                                                                                         O'Neil &
                                                                                                         Partners

                                                                                                          Morgan
                                                                                                         Stanley,
                                                                                                         Goldman,
                                                                                                       Sachs & Co.,
                                                                                                          Lehman
                                                                                                         Brothers,
                                                                                                         JPMorgan,
                                                                                                          Credit
                                                                                                          Suisse,
                                                                                                           UBS
                                                                                                        Investment
                                                                                                       Bank, Pacific
                                                                                                           Crest          Goldman
   Orbitz         07/19/07       --       $15.00    $  510,000,000     197,400     2.27%      3.63%      Securities       Sachs &
Worldwide Inc.                                                                                          Inc., Piper       Company
                                                                                                        Jaffray &
                                                                                                        Co., Stifel
                                                                                                        Nicolaus &
                                                                                                         Company
                                                                                                       Incorporated,
                                                                                                          Morgan
                                                                                                       Stanley & Co.
                                                                                                       Incorporated,
                                                                                                         JPMorgan
                                                                                                        Securities
                                                                                                       Inc., Credit

                                                                                                          Suisse
                                                                                                        Securities
                                                                                                        (USA) LLC,
                                                                                                           UBS
                                                                                                        Securities
                                                                                                       LLC, Thomas
                                                                                                          Weisel
                                                                                                       Partners LLC,
                                                                                                        Blaylock &
                                                                                                         Company,
                                                                                                       Inc., Jackson
                                                                                                        Securities,
                                                                                                        LLC, Muriel
                                                                                                         Siebert &
                                                                                                         Co., Inc.
                                                                                                       The Williams
                                                                                                         Capital
                                                                                                        Group, L.P.